SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        May 3, 1996



                      DATA TRANSMISSION NETWORK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                       0-15405             47-0669375
  ----------------------------          -----------         --------------
  (State or other jurisdiction          (Commission         (IRS Employer
       of incorporation)                 File Number)       Identification
                                                                Number)


             9110 West Dodge Road, Suite 200, Omaha, Nebraska      68114
            -------------------------------------------------------------
              (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (402) 390-2328







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Item 2.  Acquisition or Disposition of Assets.

         On May 3, 1996, the registrant acquired substantially all of the assets of Broadcast Partners pursuant to that certain Asset Purchase and Sale Agreement of the same date between the registrant and Broadcast Partners, a copy of which is filed as an Exhibit to this Form 8-K Current Report. Broadcast Partners is a Delaware general partnership consisting of affiliated companies of Pioneer Hi-Bred International, Inc. (NYSE: PHB), Farmland Industries, Inc., and Illinois Agricultural Service Company. The primary business of Broadcast Partners was providing time-sensitive information and communication services to agricultural producers via a satellite delivery system.

         The assets of Broadcast Partners acquired by the registrant include all of the tangible and intangible property necessary to serve the customers of Broadcast Partners (including all satellite "dishes", satellite receivers, data boxes, phone modems, video monitors, cables, and transmission system hardware and software), its current assets, its service agreements with customers, its operating contracts (including agreements with information suppliers and joint venture partners), its operating leases, its trademarks and service marks and the goodwill of its business. The registrant intends to continue to use the physical assets acquired from Broadcast Partners for the same purpose.

         The acquisition consideration given to Broadcast Partners consisted of $44,468,000 in cash, the registrant's secured promissory note in the amount of $18,732,000 (which is part of the term loans used by the registrant to finance the acquisition as described below), and the registrant's assumption of certain liabilities of Broadcast Partners consisting generally of trade accounts payable, accrued payroll and other accrued liabilities incurred in the ordinary course of the business of Broadcast Partners. These liabilities are estimated at $9,500,000. The registrant also assumed the obligations of Broadcast Partners under various customer contracts and assignable operating agreements and leases which become due or are to be performed after the closing of the acquisition. The principle followed by the registrant in establishing the amount of the acquisition consideration was to multiply the trailing annual operating cash flow (operating income before depreciation and amortization expense) from Broadcast Partners' operations by a multiple of seven.

         As part of the acquisition, the registrant entered into separate service agreements with each of the parent companies of the three partners of Broadcast Partners, pursuant to which the registrant will sell to such companies communication services over the registrant's satellite broadcast systems (including the broadcast system acquired from Broadcast Partners). In addition, for additional consideration of $300,000 in the aggregate, the registrant will receive non-competition agreements from Broadcast


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Partners and the parent  companies of its partners if the  registrant  repays in full before December 31, 1997, the promissory note payable to Broadcast Partners as mentioned above.

         The funds used to finance the acquisition were obtained from (i) the registrant's private placement of shares of its common stock with institutional investors consisting of Acorn Investment Trust, Wanger Advisors Trust, the State of Oregon, and Yost Partnership, L.P., for an aggregate sales price of $15,010,000 and (ii) secured term loans in an aggregate principal amount of $48,190,000 (which includes the principal amount of the promissory note of the registrant payable to Broadcast Partners as mentioned above) borrowed by the registrant pursuant to a 1996 Term Credit Agreement dated May 3, 1996, with First National Bank of Omaha, First National Bank, Wahoo, Nebraska, NBD Bank, Norwest Bank Nebraska, N.A., Farm Credit Services of the Midlands, PCA in care of AgAmerica, FCB, and Broadcast Partners.

         Details of such acquisition also are contained in the news release issued by the registrant on May 3, 1996, a copy of which is filed as an Exhibit to this Form 8-K Current Report.


Item 7.  Financial Statements and Exhibits.

         (a) The required financial statements of Broadcast Partners to be filed with this Form 8-K Current Report were not available at the time of this filing. Such financial statements will be filed as an amendment to this Form 8-K Current Report not later than 60 days after the date of this filing.

         (b) The pro forma financial information required to be filed with this Form 8-K Current Report was not available at the time of this filing. Such pro forma financial information will be filed as an amendment to this Form 8-K Current Report not later than 60 days after the date of this filing.

         (c)  Exhibits

                   2.1 Asset Purchase and Sale Agreement dated May 3, 1996, between Data Transmission Network Corporation and Broadcast Partners.

                           This exhibit does not contain the attachments identified in the "List of Exhibits and Schedules". The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any of the omitted exhibits or schedules.

                  99.1 News release of Data Transmission Network Corporation dated May 3, 1996.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Date: May 16, 1996.

                                          DATA TRANSMISSION NETWORK CORPORATION



                                          By:   /s/  Brian L. Larson
                                              -----------------------------
                                                Brian L. Larson, Vice
                                                President, Chief Financial
                                                Officer, Secretary and Treasurer




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                      DATA TRANSMISSION NETWORK CORPORATION

                                  Exhibit Index


                                  Form 8-K                          May 16, 1996

                                                                 Page Number
                                                                    in
                                                                 Sequential
                 Exhibit                                       Numbering System


          2.1     Asset Purchase and Sale Agreement                    6
                  dated May 3, 1996, between Data
                  Transmission Network Corporation
                  and Broadcast Partners.


         99.1     News release of Data Transmission                   64
                  Network Corporation dated
                  May 3, 1996.




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